UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☒	Soliciting Material Pursuant to §240.14a-12

PERSPECTA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXHIBIT INDEX

Exhibit 99.1	Letter to Employees from the Chairman and Chief Executive Officer of Perspecta Inc.

Exhibit 99.2	Letter to Employees from Ramzi Musallam, Director of Pespecta Inc. and Chief Executive Officer and Managing Partner of Veritas Capital

Exhibit 99.1

perspecta

Mac Curtis

Chairman and Chief Executive Officer

Dear Colleagues,

I hope you all had a chance to review last Wednesday’s news and attend the town hall. I am excited about this next chapter for Perspecta and as confident as ever in the future of our workforce. We are a people business and the wellbeing of our employees has been at the heart of every decision we’ve made as a leadership team. On behalf of our board of directors, this is truly the best path forward for Perspecta.

Over the next several months, we will actively participate in discussions about the post-close integration roadmap. We have always operated with honesty and transparency, so you should expect nothing less during this process. Please continue to focus on serving your customers and proudly representing Perspecta.

I am fully committed to ensuring a smooth and seamless transition for our customers and employees. Veritas Capital is very familiar with who we are and what we do. Ramzi Musallam, chief executive officer and managing partner of Veritas, has served on Perspecta’s board since we launched in 2018. He has also worked with Perspecta’s predecessor companies for more than a decade and recognizes the incredible leadership, talent and powerful capabilities that we will bring to the new organization at Peraton. Our culture, can-do attitude and people will be integral to the success of that company.

Since Wednesday’s announcement, there have been many questions about my role going forward, so I’d like to address the speculation directly and share some personal news with you. It is my intent to retire after this transaction closes.

This is not a goodbye note in any way—there is much important work still to do! I felt it was important to share this decision so rumors do not distract us at this critical time. Serving as Perspecta’s chairman and CEO has been the honor of my lifetime. I will remain your leader, champion and voice as we navigate through this intricate process together.

Our purpose and values are as important as ever and I know we will continue to fulfill and honor them. I promise to put forth my best efforts on behalf of each and every one you in the coming months. I ask you to do the same.

Sincerely,

Mac Curtis

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving Perspecta Inc. (the “Company”) and Peraton, an affiliate of Veritas Capital.  In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.perspecta.com In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2020 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved.  Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (x) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (xi) any issue that compromises the Company’s relationships with the U.S. federal government, or any state or local governments, or damages the Company’s professional reputation; (xii) changes in the U.S. federal, state and local governments’ spending and mission priorities that shift expenditures away from agencies or programs that the Company supports; (xiii) any delay in completion of the U.S. federal government’s budget process; (xiv) failure to comply with numerous laws, regulations and rules, including regarding procurement, anti-bribery and organizational conflicts of interest; (xv) failure by the Company or its employees to obtain and maintain necessary security clearances or certifications; (xvi) the Company’s ability to compete effectively in the competitive bidding process and delays, contract terminations or cancellations caused by competitors’ protests of major contract awards received by the Company; (xvii) the Company’s ability to accurately estimate or otherwise recover expenses, time and resources for its contracts; (xviii) problems or delays in the development, delivery and transition of new products and services or the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; (xix) failure of third parties to deliver on commitments under contracts with the Company; (xx) misconduct or other improper activities from the Company’s employees or subcontractors; (xxi) delays, terminations, or cancellations of the Company’s major contract awards, including as a result of its competitors protesting such awards; (xxii) failure of the Company’s internal control over financial reporting to detect fraud or other issues; (xxiii) failure or disruptions to the Company’s systems, due to cyber-attack, service interruptions or other security threats; (xxiv) failure to be awarded task orders under the Company’s indefinite delivery/indefinite quantity contracts; (xxv) changes in government procurement, contract or other practices or the adoption by the government of new laws, rules and regulations in a manner adverse to the Company; (xxvi) uncertainty from the expected discontinuance of the London Interbank Offered Rate and transition to any other interest rate benchmark; and (xxvii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Exhibit 99.2

Dear Perspecta employees,

Veritas Capital has been an investor in Perspecta and its predecessor companies for over a decade. We have always recognized Perspecta as a differentiated leader in this space: for its longstanding and intimate customer relationships, its best-in-class solutions and cutting-edge technology, and most of all for its dedicated and extremely talented employee base. We are immensely proud to support the Company again and will strive to enable Perspecta to deliver even greater value to its customers and stakeholders.

One of the reasons Perspecta has been a powerhouse is due to the leadership of its chairman and CEO Mac Curtis. I hope you will join me in thanking Mac for his tremendous service to Perspecta and wishing him well in his retirement. I have had the personal honor of knowing Mac for over 15 years. Mac led three predecessor companies owned by Veritas Capital – Vangent, Vencore, and Perspecta – and additionally served as a director on the boards of two other Veritas portfolio companies – CRGT and Truven Health Analytics. Mac was a valuable senior adviser to Veritas for years, and I have been grateful for his contributions to the firm.

As you may know, when Perspecta closes it will be combined with Peraton Corp., an existing Veritas portfolio company. Peraton is a provider of technology solutions to space, intelligence, defense, and civil agencies to U.S. federal agencies. On February 1, Peraton also closed the acquisition of the federal IT and mission support services business of Northrop Grumman. With the ultimate combination, Perspecta will be part of a company that is one of the largest providers of government technology in the market, with industry-leading, end-to-end capabilities. Peraton CEO Stu Shea will assume leadership of the combined company.

The Perspecta workforce will continue to play a critical role in our future success. I look forward to working with the other talented leaders of Perspecta, many of whom I know well after years of professional interaction, to serve our customers and markets with dedication and excellence and build a leader in the government technology market.

Thank you,

Ramzi Musallam

Chief Executive Officer & Managing Partner, Veritas Capital

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving Perspecta Inc. (the “Company”) and Peraton, an affiliate of Veritas Capital.  In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.perspecta.com In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2020 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved.  Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (x) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (xi) any issue that compromises the Company’s relationships with the U.S. federal government, or any state or local governments, or damages the Company’s professional reputation; (xii) changes in the U.S. federal, state and local governments’ spending and mission priorities that shift expenditures away from agencies or programs that the Company supports; (xiii) any delay in completion of the U.S. federal government’s budget process; (xiv) failure to comply with numerous laws, regulations and rules, including regarding procurement, anti-bribery and organizational conflicts of interest; (xv) failure by the Company or its employees to obtain and maintain necessary security clearances or certifications; (xvi) the Company’s ability to compete effectively in the competitive bidding process and delays, contract terminations or cancellations caused by competitors’ protests of major contract awards received by the Company; (xvii) the Company’s ability to accurately estimate or otherwise recover expenses, time and resources for its contracts; (xviii) problems or delays in the development, delivery and transition of new products and services or the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; (xix) failure of third parties to deliver on commitments under contracts with the Company; (xx) misconduct or other improper activities from the Company’s employees or subcontractors; (xxi) delays, terminations, or cancellations of the Company’s major contract awards, including as a result of its competitors protesting such awards; (xxii) failure of the Company’s internal control over financial reporting to detect fraud or other issues; (xxiii) failure or disruptions to the Company’s systems, due to cyber-attack, service interruptions or other security threats; (xxiv) failure to be awarded task orders under the Company’s indefinite delivery/indefinite quantity contracts; (xxv) changes in government procurement, contract or other practices or the adoption by the government of new laws, rules and regulations in a manner adverse to the Company; (xxvi) uncertainty from the expected discontinuance of the London Interbank Offered Rate and transition to any other interest rate benchmark; and (xxvii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.